Lazard World
Dividend & Income
Fund, Inc.

First Quarter Report

M A R C H  3 1 ,  2 0 1 3

Lazard World Dividend & Income Fund, Inc.
Investment Overview

Dear Stockholders,

We are pleased to present this report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the quarter ended March 31, 2013. LOR is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

For the first quarter 2013, the Fund’s net asset value (“NAV”) performance was behind its benchmark, the Morgan Stanley Capital International (MSCI®) All Country World Index (ACWI®) (the “Index”). However, we are pleased with LOR’s favorable NAV performance over the one-, three-, and five-year periods, as well as since inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of March 31, 2013)

For the first quarter of 2013, the Fund’s NAV returned 3.7%, underperforming the Index return of 6.5%. Alternatively, the Fund’s NAV performance outpaced the Index over the twelve months ended March 31, 2013, gaining 14.7% versus 10.6% for the Index, as well as for the three- and five-year periods then ended. In addition, on an annualized basis since inception, the Fund’s NAV return of 7.2% is ahead of the 5.5% return for the Index. Shares of LOR ended the first quarter of 2013 with a market price of $13.91, representing a 5.6% discount to the Fund’s NAV of $14.73.

The Fund’s net assets were $101.3 million as of March 31, 2013, with total leveraged assets of $143.0 million, representing a 29.2% leverage rate. This leverage rate is higher than that at the end of the last quarter of 2012 (27.7%), but below the maximum permitted leverage rate of 33⅓%.

Within the world equity portfolio, stock selection in the financials sector helped performance during the first quarter. However, stock selection in the industrials, energy, and telecom services sectors and within Russia detracted from performance. A higher-than-Index exposure to Italy also hurt performance.

Performance for the smaller, short duration1 emerging market currency and debt portion of the Fund was slightly negative in March, but was positive in the first quarter. It has contributed positively to performance since inception.

As of March 31, 2013, 70.1% of the Fund’s total leveraged assets consisted of world equities, 29.3% consisted of emerging market currency and debt instruments, and 0.6% consisted of cash and other net assets.

Declaration of Distributions

Pursuant to LOR’s Level Distribution Policy, the Fund declares, monthly, a distribution equal to 6.5% (on an annualized basis) of the Fund’s NAV on the last business day of the previous year. The current monthly distribution rate per share of $0.07822 represents a distribution yield of 6.8% based on the Fund’s $13.91 market price as of the close of trading on the NYSE on March 31, 2013. It is currently estimated that $0.17681 of the $0.23466 distributed per share year-to-date through March 31, 2013 may represent a return of capital.

Additional Information

Please note that, available on www.LazardNet.com, are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices required by Section 19(a) of the Investment Company Act of 1940, as amended. You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Message from the Portfolio Managers

World Equity Portfolio
(70.1% of total leveraged assets)

The Fund’s world equity portfolio is typically invested in 60 to 90 securities broadly diversified in both developed and emerging market countries and across the capitalization spectrum. Examples include Pfizer, a research-based, global pharmaceutical company that is based in the United States; Zurich Insurance Group, a Swiss insurance-based financial services provider active in North America, Europe, Asia-Pacific, Latin America, and other markets; and Kumba Iron Ore, an iron ore mining company based in South Africa.

As of March 31, 2013, 33.1% of these stocks were based in continental Europe (not including the United Kingdom), 30.5% were based in North America, 14.5% were from Asia (not including Japan), 10.2% were based in Africa and the Middle East, 6.4% were from the United Kingdom, 3.4% were based in Latin America, and 1.9% were from Japan. The world equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at March 31, 2013, were: financials (28.9%), which includes banks, insurance companies, and financial services companies; and telecom services (13.2%), which includes telecommunication services companies. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, health care, industrials, information technology, materials, and utilities. The average dividend yield on the securities held in the world equity portfolio was approximately 5.0% as of March 31, 2013.

World Equity Markets Review
Global stocks overcame concerns related to the U.S. fiscal cliff, the trajectory of the Chinese economy, events in Cyprus, and an inconclusive election in Italy to post robust gains for the first quarter. With stocks generating a double-digit return in a single quarter, one would have expected more cyclical groups to have led the market gains. However, traditionally defensive sectors such as health care and consumer staples were the best-performing areas during the quarter, with the more cyclical materials group performing worst. Regional performance was also surprising, as areas that tend to outperform in a rising market, such as the emerging markets, lagged materially during the rally, while regions that tend to lag in a rising market, such as the United States, significantly outperformed. Investor sentiment on equities appears to be improving, with inflows to equity mutual funds turning positive in early 2013 for the first time in years. However, it did not appear that investors regained confidence in a true recovery in global economies, and appeared to be turning to equities only due to the lack of return available in other asset classes. During the first quarter, investors seemed to have restricted their search to those equities they expect to show resilience in a potential market downturn. However, this view has driven the valuations of more defensive stocks, particularly large well-known companies, to unattractive valuations relative to the overall market, and this valuation premium may make it difficult for such stocks to preserve capital as well as they typically do in any potential market sell-off.

What Helped and What Hurt LOR
Stock selection within the financial sector helped performance in the first quarter. Shares of insurer Sampo rose after the company reported earnings which exceeded expectations. The company’s dividend was also increased, which we believe is a good use of capital as the company’s core operations remain highly cash generative. An underweight position in Apple also contributed to performance, as the stock fell after the company reported quarterly earnings. While results were in line with estimates, uncertainty surrounding gross margin trajectory and iPhone demand worried investors. We believe that Apple’s leading platform in the smart phone and tablet markets will continue to drive growth as gross margins stabilize, and that valuation is attractive at current levels. The portfolio was also helped by its position in toy company Hasbro, which rose after the company raised guidance and increased its dividend. Included in management’s outlook was improved operational performance from increased inventory management and facility cost savings.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

In contrast, the portfolio’s higher-than-Index exposure to Italy detracted from performance, as the Italian market was negatively affected by the lack of clear leadership after parliamentary elections. Shares of Italian toll road operator Atlantia underperformed during the quarter. However, we like Atlantia’s business model, and believe the risk-reward profile for the security is attractive. Stock selection within the telecom services sector also hurt performance, and shares of American telecom company CenturyLink underperformed. Investors were concerned when management changed the payout structure to shareholders, shifting part of it from dividends to share buybacks. Despite the allocation shift, we believe that the company’s future prospects remain the same and the dividend yield is still appealing, and we have added to the position. Stock selection within the energy sector was similarly a negative contributor to performance, with shares of Italian hydrocarbon producer Eni declining primarily due to the ramifications of the Italian elections. However, we believe the company maintains a relatively robust production growth outlook and is attractively valued.

Emerging Market Currency and Debt Portfolio
(29.3% of total leveraged assets)

The Fund also seeks enhanced income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of March 31, 2013, this portfolio consisted of forward currency contracts (78.2%) and sovereign debt obligations (21.8%). The average duration of the emerging market currency and debt portfolio decreased from approximately 7 months to approximately 4 months during the first quarter, while the average yield declined from 6.6%2 at the end of December 2012 to 5.6% on March 31, 2013.

Emerging Market Currency and Debt Market Review
Emerging local markets performed well in January, but were mixed in February, and ended flat (in aggregate) for March; however, individual countries’ returns were highly disparate. Strongest gains were from liquid markets such as Mexico, Thailand, India, and Chile, and frontier markets Uganda and Uruguay. Disparate performance between Asian countries was particularly pronounced, with strong gains in Thailand and India countered by sizeable losses in South Korea and Taiwan due to competitiveness concerns arising from Japan’s markedly weaker yen, as well as rising geopolitical tensions on the Korean peninsula. Results from Africa were explained mostly by both positive and negative idiosyncrasies.

Country-specific growth, balance of payments, and policy trajectory appear to have re-emerged as the primary drivers of return differentiation within emerging local markets. This suggests that, despite continued headwinds from Europe and mixed data from the United States and China, steps being taken by policy-makers in Europe to provide liquidity and address both solvency stress and the ongoing, aggressive monetary stimulus across the G4 nations, proved helpful in directing the market’s attention away from the risk-on/risk-off dynamic of recent years and toward idiosyncratic emerging-market opportunities.

What Helped and What Hurt LOR
Mexico was the top-performing emerging local market year-to-date, and is one of the portfolio’s largest exposures. The peso rally continued amid a yield-hungry, low-volatility global backdrop and an improved outlook for exports as demand recovers in the United States. In addition, Mexico benefited from the potential benefits of its reform drive, as did India from its respective reform drive. Thailand was the top-performing market in Asia, and the Fund’s high exposure to the country helped performance. Thailand continues to benefit from the post-flood recovery, which has rebuilt the export infrastructure there. However, the position has been trimmed as the current account surplus is shrinking while domestic rhetoric against the pace of rapid baht gains is rising following its marked intra-regional outperformance. A large position in Serbia aided performance, as foreign-exchange and local debt rallied on high carry, the yield curve compressed, exports and current-account financing improved, rates continued to rise, and fiscal tightening appears forthcoming. High exposure to Brazil also added to returns amid attractive yield, while volatility has been limited by two-way intervention.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Frontier local markets continue to prove their power as portfolio diversifiers, particularly when compared to the more traditionally liquid, mainstream countries that came under corrective pressure during March. Uganda, Uruguay, Ghana, and Nigeria added to returns as high yield and low foreign-exchange volatility have buoyed these markets.

Conversely, in Hungary, the Fund’s modest exposure hurt performance as the currency market weakened due to the unpredictable policy framework, and in anticipation of potentially unorthodox decisions from the new central bank governor. South Korea detracted from returns due to weak export data, competitiveness concerns relative to a markedly weaker yen, and rising tensions with North Korea, which caused the won to depreciate sharply. Modest exposure to South Africa hurt performance due to the country’s rating downgrade, wide current account deficit, slow growth, rising inflation, and a non-interventionist central bank, which weighed on the rand. Colombia also detracted from returns amid coordinated government and central bank policy to weaken the peso.

Notes to Investment Overview:

[1]

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of March 31, 2013; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LOR and MSCI ACWI Index* (unaudited)

Average Annual Total Returns*
Periods Ended March 31, 2013
(unaudited)

	One Year	Five Years	Since Inception**

Market Price	22.04%	5.48%	6.58%
Net Asset Value	14.74%	3.77%	7.18%
MSCI ACWI Index	10.55%	2.06%	5.46%

*

All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was June 28, 2005.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings
March 31, 2013 (unaudited)

Security	Value	Percentage of Net Assets

CenturyLink, Inc.	$3,358,428	3.3%
Banco do Brasil SA	2,692,501	2.7
Eni SpA	2,659,245	2.6
Atlantia SpA	2,633,320	2.6
Vodafone Group PLC	2,537,066	2.5
Mobile TeleSystems OJSC Sponsored ADR	2,502,903	2.5
Royal Dutch Shell PLC, A Shares	2,439,076	2.4
Agricultural Bank of China, Ltd., Class H	2,223,599	2.2
Red Electrica Corporacion SA	2,223,014	2.2
Hasbro, Inc.	2,218,311	2.2

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments
March 31, 2013 (unaudited)

Description	Shares	Value

Common Stocks—98.0%

Australia—3.5%
DUET Group	534,100	$1,278,980
Telstra Corp., Ltd.	108,254	508,316
Transurban Group	181,260	1,204,027
Westfield Group REIT	45,600	515,120

		3,506,443

Belgium—1.0%
Belgacom SA	40,701	1,011,888

Brazil—3.4%
Banco do Brasil SA	198,717	2,692,501
Direcional Engenharia SA	78,600	561,276
MRV Engenharia e Participacoes SA	36,900	153,388

		3,407,165

Cambodia—0.7%
NagaCorp, Ltd.	886,000	748,744

China—5.4%
Agricultural Bank of China, Ltd., Class H	4,640,000	2,223,599
China Construction Bank Corp., Class H	1,963,180	1,603,411
Industrial and Commercial Bank of China, Ltd., Class H	1,036,440	726,338
Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	778,800	943,082

		5,496,430

Denmark—0.6%
Pandora A/S	22,171	609,889

Egypt—1.1%
Orascom Construction Industries (a)	31,840	1,123,261

Finland—1.8%
Sampo Oyj, A Shares	48,813	1,877,129

France—7.2%
AXA SA	85,960	1,477,620
Rexel SA	75,177	1,640,626
Sanofi SA	10,758	1,093,145
Total SA	27,541	1,318,761
Valeo SA	31,777	1,719,559

		7,249,711

Germany—2.1%
Allianz SE	8,676	1,178,306
Bayerische Motoren Werke AG	11,382	982,054

		2,160,360

Indonesia—0.2%
PT Bank Pembangunan Daerah Jawa Barat dan Banten Tbk	1,889,000	250,765

Israel—3.5%
Bezeq The Israeli Telecommunication Corp., Ltd.	1,137,912	1,576,675
Israel Chemicals, Ltd.	150,115	1,939,657

		3,516,332

Italy—5.2%
Atlantia SpA	166,746	2,633,320
Eni SpA	118,342	2,659,245

		5,292,565

Japan—1.9%
Mizuho Financial Group, Inc.	886,400	1,892,669

Macau—1.4%
Sands China, Ltd.	272,000	1,410,361

Mexico—0.5%
Fibra Uno Administracion SA de CV REIT	154,100	508,408

Norway—1.5%
Orkla ASA	85,891	686,746
Seadrill, Ltd.	21,700	807,457

		1,494,203

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2013 (unaudited)

Description	Shares	Value

Russia—6.3%
Globaltrans Investment PLC Sponsored GDR	95,851	$1,512,529
Mobile TeleSystems OJSC Sponsored ADR	120,680	2,502,903
Oriflame Cosmetics SA SDR	31,960	1,088,785
Sberbank of Russia GDR (a), (b), (c)	96,808	1,241,078

		6,345,295

South Africa—4.0%
AVI, Ltd.	69,309	404,836
Kumba Iron Ore, Ltd.	13,647	730,146
Life Healthcare Group Holdings Pte, Ltd.	333,986	1,256,720
MTN Group, Ltd.	33,660	591,108
Vodacom Group, Ltd.	92,800	1,109,123

		4,091,933

Spain—2.2%
Red Electrica Corporacion SA	44,184	2,223,014

Sweden—1.7%
Electrolux AB, Series B	36,909	939,072
Swedbank AB, A Shares	34,245	778,803

		1,717,875

Switzerland—2.8%
Swiss Re AG	13,847	1,126,081
Zurich Insurance Group AG	6,190	1,722,741

		2,848,822

Taiwan—2.1%
Radiant Opto-Electronics Corp.	224,000	883,939
Siliconware Precision Industries Co.	1,108,000	1,259,828

		2,143,767

Thailand—1.0%
Krung Thai Bank Public Co., Ltd. (c)	759,100	642,844
Tisco Financial Group Public Co., Ltd. (c)	198,000	373,553

		1,016,397

Turkey—1.9%
Tofas Turk Otomobil Fabrikasi AS	130,730	942,921
Tupras-Turkiye Petrol Rafinerileri AS	32,022	964,571

		1,907,492

United Kingdom—6.3%
Direct Line Insurance Group PLC	229,779	711,543
Rexam PLC	84,204	674,903
Royal Dutch Shell PLC, A Shares	75,537	2,439,076
Vodafone Group PLC	894,816	2,537,066

		6,362,588

United States—28.7%
Ameriprise Financial, Inc.	6,800	500,820
Apple, Inc.	1,779	787,439
Aviv REIT, Inc.	23,432	563,774
CenturyLink, Inc.	95,600	3,358,428
Cisco Systems, Inc.	48,100	1,005,771
ConocoPhillips	16,560	995,256
Darden Restaurants, Inc.	17,492	903,986
Duke Realty Corp. REIT	45,200	767,496
EPR Properties REIT	17,800	926,490
Harsco Corp.	20,730	513,482
Hasbro, Inc.	50,485	2,218,311
Intel Corp.	73,230	1,600,075
Johnson & Johnson	13,000	1,059,890
Las Vegas Sands Corp.	15,000	845,250
Lexington Realty Trust REIT	128,300	1,513,940
Mack-Cali Realty Corp. REIT	21,230	607,390
Medical Properties Trust, Inc. REIT	44,300	710,572
Microsoft Corp.	36,100	1,032,821
Nutrisystem, Inc.	61,300	519,824
People’s United Financial, Inc.	55,700	748,608
Pfizer, Inc.	48,500	1,399,710
Qualcomm, Inc.	7,800	522,210
Republic Services, Inc.	35,100	1,158,300
Southern Copper Corp.	55,180	2,073,113
Sysco Corp.	59,110	2,078,899
Wynn Resorts, Ltd.	5,400	675,864

		29,087,719

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2013 (unaudited)

Description	Shares	Value

Total Common Stocks (Identified cost $92,124,679)		$99,301,225

Preferred Stock—0.9%

United States—0.9%
Capital One Financial Corp., Series B (Identified cost $928,277)	37,205	942,775

Description	Principal Amount (000) (d)	Value

Foreign Government Obligations—10.4%
Brazil—3.1%
Brazil NTN-B:
6.00%, 05/15/15	2,330	$2,837,642
6.00%, 08/15/16	273	334,479

		3,172,121

Colombia—0.1%
Republic of Colombia, 12.00%, 10/22/15	188,000	123,943

Hungary—0.2%
Hungary Treasury Bill, 0.00%, 04/17/13	50,500	212,309

Mexico—2.3%
Mexican Bonos:
7.00%, 06/19/14	13,170	1,102,610
9.50%, 12/18/14	9,000	792,859
Mexican Udibonos, 5.00%, 06/16/16	4,299	391,367

		2,286,836

Romania—1.4%
Romania Government Bonds:
5.85%, 07/28/14	2,600	757,737
5.80%, 10/26/15	1,000	292,180
5.90%, 07/26/17	1,100	322,759

		1,372,676

Russia—0.7%
Russia Government Bonds—OFZ:
7.50%, 02/27/19	6,590	222,812
7.60%, 04/14/21	15,289	516,143

		738,955

South Africa—0.3%
Republic of South Africa, 5.50%, 12/07/23	1,578	253,936

Turkey—1.4%
Turkey Government Bonds:
8.00%, 10/09/13	465	259,550
10.00%, 12/04/13	310	175,620
3.00%, 07/21/21	1,609	1,010,283

		1,445,453

Uruguay—0.9%
Uruguay Monetary Regulation Bills:
0.00%, 05/09/13	1,350	70,997
0.00%, 06/27/13	2,880	149,603
0.00%, 07/05/13	11,150	578,221
0.00%, 08/15/13	3,000	153,699

		952,520

Total Foreign Government Obligations (Identified cost $10,163,258)		10,558,749

Description	Shares	Value

Short-Term Investment—0.4%
State Street Institutional Treasury Money Market Fund (Identified cost $355,200)	355,200	$355,200

Total Investments—109.7% (Identified cost $103,571,414) (e), (f)		$111,157,949
Liabilities in Excess of Cash and Other Assets—(9.7)%		(9,830,124)

Net Assets—100.0%		$101,327,825

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2013 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2013:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	RBC	04/02/13	860,804	$428,473	$425,982	$—	$2,491
BRL	RBC	05/03/13	865,830	434,000	426,977	—	7,023
CLP	CIT	04/29/13	213,776,640	448,000	451,595	3,595	—
CLP	RBC	04/08/13	225,268,500	474,000	477,347	3,347	—
CLP	UBS	04/10/13	264,772,760	556,000	560,891	4,891	—
CLP	UBS	04/15/13	139,682,500	295,000	295,683	683	—
CNY	BRC	04/26/13	5,564,880	885,000	894,235	9,235	—
CNY	HSB	06/19/13	4,169,787	663,999	668,094	4,095	—
CNY	JPM	05/28/13	6,205,008	985,000	995,339	10,339	—
COP	CIT	04/23/13	688,832,500	379,000	376,617	—	2,383
COP	JPM	05/21/13	973,161,000	535,145	530,844	—	4,301
COP	UBS	04/11/13	506,800,000	280,000	277,395	—	2,605
COP	UBS	04/24/13	1,040,461,380	582,859	568,817	—	14,042
CZK	BNP	04/05/13	680,176	33,867	33,826	—	41
CZK	BNP	04/05/13	9,883,478	501,000	491,526	—	9,474
CZK	BNP	07/08/13	9,650,295	489,138	480,244	—	8,894
CZK	JPM	05/06/13	9,936,612	505,671	494,282	—	11,389
CZK	JPM	06/06/13	9,848,448	499,841	490,004	—	9,837
CZK	JPM	06/06/13	10,751,160	546,959	534,918	—	12,041
DOP	CIT	04/15/13	4,078,800	101,211	99,386	—	1,825
DOP	CIT	04/16/13	7,474,950	185,437	182,094	—	3,343
EUR	BNP	04/30/13	311,000	404,269	398,726	—	5,543
EUR	BNP	05/20/13	484	639	621	—	18
EUR	BNP	05/20/13	155,500	202,290	199,392	—	2,898
EUR	BRC	06/25/13	99,334	128,894	127,408	—	1,486
EUR	CIT	04/11/13	115,000	149,408	147,420	—	1,988
EUR	CIT	04/11/13	228,000	295,419	292,277	—	3,142
EUR	CIT	05/20/13	884,633	1,185,604	1,134,335	—	51,269
EUR	JPM	05/28/13	266,501	351,000	341,745	—	9,255
GHS	SCB	04/17/13	194,000	97,243	99,456	2,213	—
GHS	SCB	04/19/13	147,500	75,255	75,545	290	—
GHS	SCB	04/22/13	1,491,000	760,326	762,544	2,218	—
GHS	SCB	05/28/13	337,000	168,795	169,381	586	—
HUF	BNP	04/30/13	112,789,926	497,000	473,462	—	23,538
HUF	CIT	05/07/13	67,400,000	284,122	282,694	—	1,428
HUF	JPM	06/26/13	192,397,220	807,849	802,782	—	5,067

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2013 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2013 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

HUF	UBS	05/21/13	42,703,200	$179,999	$178,819	$—	$1,180
IDR	JPM	04/29/13	3,960,412,000	404,000	406,125	2,125	—
IDR	SCB	04/18/13	5,929,755,000	611,000	608,944	—	2,056
INR	BRC	04/15/13	9,480,390	174,000	173,986	—	14
INR	BRC	04/15/13	42,658,000	770,000	782,866	12,866	—
INR	JPM	05/13/13	28,244,410	509,000	515,311	6,311	—
INR	SCB	04/08/13	54,852,770	1,019,000	1,008,172	—	10,828
INR	SCB	05/20/13	18,696,760	340,778	340,631	—	147
KRW	JPM	04/29/13	266,674,400	248,000	239,318	—	8,682
KRW	SCB	04/22/13	598,889,250	537,000	537,667	667	—
KRW	SCB	05/28/13	340,593,300	306,000	305,179	—	821
KRW	UBS	04/15/13	802,118,700	729,000	720,408	—	8,592
KRW	UBS	05/13/13	800,052,000	726,000	717,437	—	8,563
KZT	CIT	04/08/13	43,187,880	284,000	286,048	2,048	—
KZT	CIT	06/24/13	38,200,000	247,409	251,760	4,351	—
KZT	CIT	09/26/13	51,424,800	336,000	336,207	207	—
KZT	HSB	05/02/13	53,836,000	354,651	356,141	1,490	—
KZT	HSB	07/09/13	20,776,050	135,419	136,763	1,344	—
KZT	HSB	07/09/13	41,900,000	272,964	275,817	2,853	—
KZT	HSB	10/30/13	79,207,200	513,000	516,098	3,098	—
KZT	UBS	05/28/13	52,830,750	348,671	348,862	191	—
MXN	JPM	04/22/13	5,806,812	467,756	469,238	1,482	—
MYR	HSB	05/07/13	998,624	320,000	321,694	1,694	—
MYR	JPM	04/08/13	5,404,668	1,733,209	1,744,651	11,442	—
MYR	JPM	04/18/13	1,527,636	489,000	492,770	3,770	—
NGN	CIT	04/15/13	38,695,800	242,000	242,990	990	—
NGN	CIT	04/23/13	29,338,800	166,698	183,696	16,998	—
NGN	CIT	06/10/13	44,543,640	276,000	274,246	—	1,754
NGN	CIT	07/23/13	20,350,000	110,000	123,519	13,519	—
NGN	CIT	09/19/13	21,846,000	132,000	130,210	—	1,790
NGN	SCB	04/11/13	51,906,000	326,043	326,421	378	—
NGN	SCB	05/02/13	23,572,000	133,553	147,107	13,554	—
NGN	SCB	06/18/13	103,802,600	638,000	637,334	—	666
NGN	SCB	06/20/13	56,398,400	346,854	346,041	—	813
PEN	CIT	05/02/13	1,302,188	502,000	502,310	310	—
RON	ING	04/18/13	1,769,573	543,856	512,566	—	31,290

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2013 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2013 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

RON	JPM	04/22/13	2,015,928	$612,000	$583,621	$—	$28,379
RSD	BRC	04/08/13	77,310,560	905,435	881,429	—	24,006
RSD	CIT	04/11/13	22,900,920	270,889	260,837	—	10,052
RSD	CIT	04/11/13	70,339,000	853,836	801,147	—	52,689
RUB	BRC	09/27/13	24,745,896	777,000	772,940	—	4,060
RUB	UBS	06/25/13	3,474,744	111,000	110,196	—	804
RUB	UBS	06/25/13	13,005,200	363,375	412,440	49,065	—
RUB	UBS	07/01/13	13,767,255	384,668	436,179	51,511	—
SGD	HSB	04/22/13	1,254,498	1,004,000	1,011,455	7,455	—
THB	SCB	04/18/13	6,661,883	227,000	227,255	255	—
THB	SCB	04/18/13	8,098,272	273,000	276,254	3,254	—
THB	SCB	05/20/13	29,369,165	988,628	999,913	11,285	—
TRY	JPM	04/22/13	2,156,804	1,180,000	1,189,034	9,034	—
TRY	JPM	05/07/13	914,575	500,000	503,279	3,279	—
UGX	BRC	04/08/13	962,030,000	346,678	370,570	23,892	—
UGX	BRC	05/07/13	962,029,000	342,969	367,246	24,277	—
UGX	CIT	04/08/13	1,663,255,000	621,081	640,678	19,597	—
UYU	CIT	04/08/13	1,571,500	82,020	82,737	717	—
UYU	CIT	05/07/13	1,569,500	81,405	82,115	710	—
UYU	HSB	04/04/13	7,185,360	364,000	378,615	14,615	—
ZAR	BRC	05/20/13	2,639,638	284,000	285,245	1,245	—
ZAR	BRC	05/20/13	4,737,161	509,000	511,908	2,908	—
ZAR	CIT	04/30/13	4,044,706	434,000	438,265	4,265	—
ZAR	JPM	04/29/13	2,660,458	286,000	288,313	2,313	—
ZMW	CIT	04/08/13	2,067,000	384,558	385,023	465	—
ZMW	CIT	04/15/13	1,554,000	288,472	289,276	804	—
ZMW	SCB	04/22/13	1,287,120	236,995	239,441	2,446	—
ZMW	SCB	05/28/13	1,355,828	249,600	250,713	1,113	—
ZMW	SCB	09/19/13	1,184,619	210,449	213,174	2,725	—
ZMW	SCB	12/19/13	789,746	137,228	139,228	2,000	—

Total Forward Currency Purchase Contracts				$43,999,859	$43,989,762	$382,410	$392,507

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2013 (unaudited)

Forward Currency Sale Contracts open at March 31, 2013:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	RBC	04/02/13	860,804	$433,000	$425,982	$7,018	$—
BRL	RBC	05/03/13	848,652	421,000	418,505	2,495	—
CZK	BNP	04/05/13	10,563,654	529,000	525,352	3,648	—
CZK	BNP	07/08/13	680,176	33,887	33,849	38	—
EUR	BNP	05/20/13	368,000	482,006	471,873	10,133	—
EUR	BNP	07/08/13	377,000	489,138	483,600	5,538	—
EUR	BRC	04/08/13	688,000	905,435	881,942	23,493	—
EUR	CIT	04/11/13	203,926	270,889	261,417	9,472	—
EUR	CIT	04/11/13	622,910	853,836	798,519	55,317	—
EUR	CIT	05/20/13	816,128	1,057,000	1,046,493	10,507	—
EUR	ING	04/18/13	403,000	543,856	516,636	27,220	—
EUR	ING	04/22/13	815,399	1,090,078	1,045,349	44,729	—
EUR	JPM	05/06/13	387,000	505,671	496,184	9,487	—
EUR	JPM	05/28/13	193,001	250,000	247,493	2,507	—
EUR	JPM	05/28/13	2,202,680	2,911,326	2,824,590	86,736	—
EUR	JPM	06/06/13	384,000	499,841	492,453	7,388	—
EUR	JPM	06/06/13	420,000	546,959	538,621	8,338	—
EUR	UBS	04/30/13	55,597	72,695	71,280	1,415	—
HUF	BNP	04/30/13	94,994,950	404,269	398,764	5,505	—
HUF	CIT	05/07/13	14,218,100	65,000	59,635	5,365	—
JPY	HSB	06/21/13	61,373,685	645,000	652,340	—	7,340
JPY	SCB	04/26/13	83,535,872	896,000	887,543	8,457	—
MXN	JPM	04/22/13	2,316,769	186,194	187,214	—	1,020
RON	BNP	04/29/13	380,227	111,000	109,978	1,022	—
RSD	CIT	04/11/13	12,946,700	149,408	147,460	1,948	—
RSD	CIT	04/11/13	25,631,076	295,419	291,932	3,487	—
TRY	BRC	07/10/13	78,512	40,381	42,837	—	2,456
TRY	CIT	07/10/13	613,301	315,322	334,624	—	19,302
UGX	CIT	04/08/13	452,808,000	171,000	174,420	—	3,420
UGX	CIT	05/07/13	482,274,500	181,000	184,104	—	3,104

Total Forward Currency Sale Contracts				$15,355,610	$15,050,989	341,263	36,642

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$723,673	$429,149

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (concluded)
March 31, 2013 (unaudited)

Currency Abbreviations:
BRL	—	Brazilian Real
CLP	—	Chilean Peso
CNY	—	Chinese Renminbi
COP	—	Colombian Peso
CZK	—	Czech Koruna
DOP	—	Dominican Republic Peso
EUR	—	Euro
GHS	—	Ghanaian Cedi
HUF	—	Hungarian Forint
IDR	—	Indonesian Rupiah
INR	—	Indian Rupee
JPY	—	Japanese Yen
KRW	—	South Korean Won
KZT	—	Kazakhstan Tenge

MXN	—	Mexican New Peso
MYR	—	Malaysian Ringgit
NGN	—	Nigerian Naira
PEN	—	Peruvian New Sol
RON	—	New Romanian Leu
RSD	—	Serbian Dinar
RUB	—	Russian Ruble
SGD	—	Singapore Dollar
THB	—	Thai Baht
TRY	—	New Turkish Lira
UGX	—	Ugandan Shilling
UYU	—	Uruguayan Peso
ZAR	—	South African Rand
ZMW	—	Zambian Kwacha

Counterparty Abbreviations:
BNP	—	BNP Paribas SA
BRC	—	Barclays Bank PLC
CIT	—	Citibank NA
HSB	—	HSBC Bank USA
ING	—	ING Bank NV
JPM	—	JPMorgan Chase Bank
RBC	—	Royal Bank of Canada
SCB	—	Standard Chartered Bank
UBS	—	UBS AG

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments
March 31, 2013 (unaudited)

(a)	Non-income producing security.

(b)

Pursuant to Rule 144A under the Securities Act of 1933, the security may only be traded among “qualified institutional buyers.” At March 31, 2013, this security amounted to 1.2% of net assets of the Fund, and is considered to be liquid.

(c)

Security valued using Level 2 inputs, based on reference to a similar security from the same issuer which was trading on an active market, under accounting principles generally accepted in the United States of America (“GAAP”) hierarchy.

(d)	Principal amount denominated in respective country’s currency.

(e)	The Fund, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

(f)

For federal income tax purposes, the aggregate cost was $103,571,414, aggregate gross unrealized appreciation was $10,305,246, aggregate gross unrealized depreciation was $2,718,711, and the net unrealized appreciation was $7,586,535.

Security Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
NTN-B	—	Brazil Sovereign “Nota do Tesouro Nacional” Series B
REIT	—	Real Estate Investment Trust
SDR	—	Swedish Depositary Receipt

Portfolio holdings by industry (as a percentage of net assets):

Agriculture	1.9%
Automotive	3.6
Banking	10.4
Commercial Services	2.8
Computer Software	1.0
Construction & Engineering	1.1
Consumer Products	3.7
Electric	3.5
Energy Integrated	8.3
Energy Services	0.8
Financial Services	4.0
Food & Beverages	2.0
Forest & Paper Products	0.7
Health Services	1.2
Household and Personal Products	1.1
Housing	0.7
Insurance	8.0
Leisure & Entertainment	5.0
Manufacturing	2.5
Metals & Mining	2.8
Pharmaceutical & Biotechnology	3.5
Real Estate	6.0
Semiconductors & Components	3.7
Technology Hardware	2.3
Telecommunications	13.0
Transportation	5.3

Subtotal	98.9
Foreign Government Obligations	10.4
Short-Term Investment	0.4

Total Investments	109.7%

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments (continued)
March 31, 2013 (unaudited)

Valuation of Investments:

Market values for securities listed on the NYSE, NASDAQ national market or other U.S. or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations or a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”).

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of foreign securities may be determined with the assistance of an independent pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts.

The effect of using fair value pricing is that the net asset value of the Fund will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

Fair Value Measurements:

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments (continued)
March 31, 2013 (unaudited)

asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of March 31, 2013:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of March 31, 2013

Assets:
Common Stocks*
Russia	$5,104,217	$1,241,078	$—	$6,345,295
Thailand	—	1,016,397	—	1,016,397
Other	91,939,533	—	—	91,939,533
Preferred Stock*	942,775	—	—	942,775
Foreign Government Obligations*	—	10,558,749	—	10,558,749
Short-Term Investment	—	355,200	—	355,200
Other Financial Instruments** Forward Currency Contracts	—	723,673	—	723,673

Total	$97,986,525	$13,895,097	$—	$111,881,622

Liabilities:
Other Financial Instruments** Forward Currency Contracts	$—	$(429,149)	$—	$(429,149)

*	Please refer to Portfolio of Investments (page 7 through 9) and Notes to Portfolio of Investments (page 15) for portfolio holdings by country and industry.

**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments (concluded)
March 31, 2013 (unaudited)

Certain common stocks (see footnote (c) in the Notes to Portfolio of Investments) included in Level 2 were valued based on reference to similar securities from the same issuers which were trading on active markets. The foreign government obligations included in Level 2 were valued on the basis of prices provided by independent pricing services. The forward currency contracts included in Level 2 were valued using quotations provided by an independent pricing service. The short-term investment included in Level 2 (a pooled investment fund) was valued at the fund’s net asset value.

In connection with the periodic implementation of fair value pricing procedures with respect to foreign securities, certain equity securities (other than those securities described in footnote (c) in the Notes to Portfolio of Investments) were transferred from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. There were no other transfers into or out of Levels 1, 2 or 3 during the period ended March 31, 2013.

For further information regarding security characteristics see Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)

If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years

Board of Directors:

Class I — Directors with Term Expiring in 2016
Independent Directors:

Leon M. Pollack (72)	Director	Private Investor

Robert M. Solmson (65)	Director	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Director:

Charles L. Carroll (52)	Chief Executive Officer, President and Director	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Class II — Directors with Term Expiring in 2014
Independent Directors:

Kenneth S. Davidson (68)	Director

Davidson Capital Management Corporation, an investment manager, President (1978 – present)
Balestra Captial, Ltd., an investment manager and adviser, Senior Advisor (July 2012 – present)
Aquiline Holdings LLC, an investment manager, Partner (2006 – June 2012)

Nancy A. Eckl (50)	Director

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)
TIAA-CREF Funds (59 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 – present)
TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)
American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Lester Z. Lieberman (82)	Director	Private Investor

Class III — Directors with Term Expiring in 2015
Independent Director:

Richard Reiss, Jr. (69)	Director	Georgica Advisors LLC, an investment manager, Chairman (1997 – present) O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Interested Director:

Ashish Bhutani (53)	Director	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)

Each Director also serves as a Director for each of The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C. and Lazard Alternative Strategies 1099 Fund, closed-end registered management investment companies advised by an affiliate of the Investment Manager.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) Held During the Past Five Years

Officers(2):

Nathan A. Paul (40)	Vice President and Secretary	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (54)	Treasurer	Vice President of the Investment Manager

Brian D. Simon (51)	Chief Compliance Officer and Assistant Secretary	Managing Director (since February 2011, previously Director) of the Investment Manager and Chief Compliance Officer (since January 2009) of the Investment Manager and the Fund

Tamar Goldstein (38)	Assistant Secretary	Senior Vice President (since February 2012, previously Vice President and Counsel) of the Investment Manager

Cesar A. Trelles (38)	Assistant Treasurer	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	Each officer also serves as an officer for each of the Lazard Funds.

(2)	In addition to Charles L. Carroll, President, whose information is included in the Class I Interested Director section.

Lazard World Dividend & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
www.LazardNet.com

This report is intended only for the information of stockholders of Lazard World Dividend & Income Fund, Inc.